UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 22, 2013

WEX INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-32426	01-0526993
(State or Other Juris- diction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

97 Darling Avenue, South Portland, Maine	04106
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (207) 773-8171

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On January 22, 2013, WEX Inc., a Delaware corporation (the “Company”), issued a press release announcing the commencement of a private offering to eligible purchasers, subject to market and other conditions, of $350,000,000 in aggregate principal amount of a new series of senior notes due 2023 (the “Notes”). A copy of the press release is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

The Notes will not be registered under the Securities Act of 1933, as amended (the “Securities Act”), or applicable state securities laws, and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and applicable state securities laws. The Notes may be resold by the initial purchasers pursuant to Rule 144A and Regulation S under the Securities Act.

The information contained in this Current Report on Form 8-K, including the press release attached hereto as Exhibit 99.1, is neither an offer to sell nor a solicitation of an offer to buy any of the securities in the offering or any other securities of the Company, nor shall there be any sale of such securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. This notice is being issued pursuant to and in accordance with Rule 135c under the Securities Act.

Forward-Looking Statements

Some of the statements in this Current Report on Form 8-K, including Exhibit 99.1 attached hereto, are “forward-looking” and are made pursuant to the safe harbor provision of the Private Securities Litigation Reform Act of 1995. These “forward-looking” statements include statements relating to, among other things, the notes and the senior secured credit facility. These statements involve risks and uncertainties that may cause results to differ materially from the statements set forth in this press release, including market conditions and the risks and uncertainties referenced from time to time in the Company’s filings with the Securities and Exchange Commission. The Company expressly disclaims any obligation or undertaking to release publicly any updates or revisions to such statements to reflect any change in its expectations with regard thereto or any changes in the events, conditions or circumstances on which any such statement is based.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

See Exhibit Index attached hereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WEX INC.

Date: January 22, 2013	By:	/s/ Steven A. Elder
Steven A. Elder
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated January 22, 2013, entitled “WEX Announces Private Offering of Senior Notes”